LIBERTY HOME INSPECTION SERVICES LLC

(A Washington Limited Liability Company)

FINANCIAL STATEMENTS

For the Year Ended November 30, 2024

LIBERTY HOME INSPECTION SERVICES LLC

INDEPENDENT AUDITOR’S REPORT

To the Members

Liberty Home Inspection Services LLC

Opinion

We have audited the accompanying financial statements of Liberty Home Inspection Services LLC, which comprise the balance sheet as of November 30, 2024, and the related statement of operations, statement of changes in members’ equity and statement of cash flows for the year then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Liberty Home Inspection Services LLC as of November 30, 2024, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Liberty Home Inspection Services LLC and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Substantial Doubt About the Entity’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, certain conditions raise substantial doubt about its ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding these matters are also described in Note A. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Liberty Home Inspection Services LLC’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with generally accepted auditing standards, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.

•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Liberty Home Inspection Services LLC’s internal control. Accordingly, no such opinion is expressed.

•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Liberty Home Inspection Services LLC’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Los Angeles, California

August 18, 2026

BALANCE SHEET

As of November 30, 2024

November 30, 2024

ASSETS
Current assets
Cash	$ 0
Accounts receivable	3,873
Due from related party	4,276
Total current assets	8,149
TOTAL ASSETS	$ 8,149

LIABILITIES AND MEMBER'S EQUITY
Current liabilities
Sales tax payable	$ 313
Total current liabilities	313

Member's equity
Member capital (Note C)	0
Accumulated member's equity	7,836
Total member's equity	7,836
TOTAL LIABILITIES AND MEMBER'S EQUITY	$ 8,149

The accompanying notes are an integral part of these financial statements.

LIBERTY HOME INSPECTION SERVICES LLC

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2024

2024

Revenue	$ 4,233
Cost of sales - materials	105
Gross profit	4,128

Operating expenses
General and administrative	139
Total operating expenses	139

Net income	$ 3,989

The accompanying notes are an integral part of these financial statements.

LIBERTY HOME INSPECTION SERVICES LLC

STATEMENT OF MEMBER'S EQUITY

For the Year Ended November 30, 2024

Member’s Equity

Balance at November 30, 2023	$ 3,847
Net income	3,989
Balance at November 30, 2024	$ 7,836

The accompanying notes are an integral part of these financial statements.

LIBERTY HOME INSPECTION SERVICES LLC

STATEMENT OF CASH FLOWS

For the Year Ended November 30, 2024

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$ 3,989
Adjustments to reconcile net income to net cash provided by operating activities:
Cost of materials funded by the member	105
Changes in operating assets and liabilities:
Decrease (increase) in accounts receivable	(3,675)
Increase (decrease) in sales tax payable	313
Net cash provided by operating activities	732
CASH FLOWS FROM FINANCING ACTIVITIES
Advances to member	(760)
Net cash used in financing activities	(760)
Net decrease in cash	(28)
Cash at beginning of year	28
Cash at end of year	$ 0

The accompanying notes are an integral part of these financial statements.

LIBERTY HOME INSPECTION SERVICES LLC

NOTES TO FINANCIAL STATEMENTS

November 30, 2024

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization. Liberty Home Inspection Services LLC (the “Company” or “LHIS”) is a limited liability company organized under the laws of the State of Washington on August 6, 2019. The Company provides residential home inspection and related home services (including inspection and repair and maintenance work) in Washington State.

Basis of presentation. These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are presented in U.S. dollars. They present the entire Company for the year ended November 30, 2024.

Use of estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. Actual results could differ from those estimates. Significant estimates made by management include, but are not limited to, the determination of the allowance for credit losses.

Cash. Cash consists of amounts held in a business checking account. The Company had no cash equivalents.

Revenue recognition. The Company recognizes revenue under ASC 606, Revenue from Contracts with Customers. The Company’s only revenue stream is residential and commercial home-inspection services. Performance obligation: a single performance obligation to deliver a written inspection report for an inspected property. Revenue is recognized at a point in time, upon delivery of the inspection report. Payment terms: amounts are typically due upon completion of the inspection and are collected by cash or check. Variable consideration: none - fees are fixed at booking, with no rebates, discounts, or refunds. Contract assets/liabilities: the Company has no contract assets or contract liabilities. Revenue is presented net of any sales taxes collected on behalf of taxing authorities. Amounts billed to customers for materials are recognized as revenue with the related cost recorded in cost of sales.

Income taxes. The Company is a single-member limited liability company treated as a disregarded entity for U.S. federal income tax purposes; accordingly, no entity-level provision for federal income tax has been recorded, and income or loss is reported by the Company’s member.

Going concern. In accordance with ASC 205-40, management has evaluated whether conditions or events raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date these financial statements are available to be issued. On August 31, 2025, the Company became a wholly owned subsidiary of BestGofer Inc., and the Company’s ability to continue as a going concern is dependent on the financial support of the combined entity. BestGofer Inc. has disclosed in its periodic reports substantial doubt about its ability to continue as a going concern. Accordingly, substantial doubt exists about the Company’s ability to continue as a going concern within one year after the date these financial statements are available to be issued. Management’s plans include continued financial support from BestGofer Inc., continued operation of the Company’s home-inspection business, and reducing expenses as necessary. There can be no assurance that BestGofer Inc. will be able to provide sufficient funding. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Accounts receivable. Accounts receivable are recorded at the invoiced amount for services performed. Management evaluates collectibility based on historical experience and specific circumstances; an allowance for credit losses is recorded when expected losses are identified. No allowance was considered necessary at November 30, 2024, and all year-end receivables were subsequently collected.

Cost of sales. Cost of sales consists of materials and direct costs incurred in performing inspection and related services, including materials funded by the Member on the Company’s behalf.

Segment information. The Company operates as a single reportable segment - residential home inspection and related services in Washington State. The chief operating decision-maker, who is the Company’s sole member, reviews financial information on a Company-wide basis to allocate resources and assess performance.

Recent accounting pronouncements. In June 2016, the FASB issued ASU 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“CECL”), along with subsequent amendments. The standard replaces the incurred loss impairment methodology with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. The Company adopted Topic 326 effective December 1, 2023 (for the fiscal year ended November 30, 2024) using non-public business entity transition guidance. The adoption of Topic 326 did not have a material impact on the Company’s financial position, results of operations, or cash flows, as all year-end accounts receivable balances were subsequently collected in full. Management has evaluated other recently issued accounting pronouncements and determined that recently adopted standards did not have a material effect on the Company’s financial statements, and standards not yet effective are not expected to have a material impact on the Company’s historical financial statements.

NOTE B - RELATED PARTY TRANSACTIONS

The Company was wholly owned by its founder (the “Member”), who performed the Company’s services. Amounts advanced to the Member are recorded as “Due from related party” and were $4,276 at November 30, 2024. Advances to the Member during the year ended November 30, 2024 were $760 (two ATM withdrawals of $360 and $400). These amounts are non-interest-bearing, unsecured, and due on demand.

NOTE C - MEMBER'S EQUITY

The Company is a Washington limited liability company and does not have capital stock, shares, or par value. Ownership is held as a 100% membership interest. No membership units were issued and no cash or non-cash capital was contributed; accordingly, Member Capital is $0 and the member's entire interest is presented as accumulated member's equity.

NOTE D - INCOME TAXES

As a single-member limited liability company treated as a disregarded entity, the Company records no entity-level income tax provision, and there are no deferred tax assets or liabilities. Income or loss is included in the tax return of the Company’s member.

NOTE E - SUBSEQUENT EVENTS

On August 31, 2025, subsequent to the year end, all of the membership interests in the Company were acquired by BestGofer Inc. in exchange for 20,000 shares of BestGofer common stock, and the Company became a wholly owned subsidiary of BestGofer. Management has evaluated subsequent events through the date these financial statements were available to be issued and identified no other events requiring recognition or disclosure.

LIBERTY HOME INSPECTION SERVICES LLC

(A Washington Limited Liability Company and, from August 31, 2025, a wholly owned subsidiary of BestGofer Inc.)

CONDENSED FINANCIAL STATEMENTS

For the Three and Nine Months Ended August 31, 2025 and 2024

(Unaudited)

LIBERTY HOME INSPECTION SERVICES LLC

CONDENSED BALANCE SHEETS

	August 31, 2025	November 30, 2024

ASSETS
Current assets
Cash	$ 62	$ 0
Accounts receivable	0	3,873
Due from related party	7,030	4,276
Total current assets	7,092	8,149
TOTAL ASSETS	$ 7,092	$ 8,149

LIABILITIES AND MEMBER'S EQUITY
Current liabilities
Sales tax payable	$ 0	$ 313
Total current liabilities	0	313

Member’s equity
Member capital (see Note C)	$ 0	0

Accumulated member’s equity	7,092	7,836
Total stockholders' equity	7,092	7,836
TOTAL LIABILITIES AND MEMBER'S EQUITY	$ 7,092	$ 8,149

The accompanying notes are an integral part of these financial statements.

LIBERTY HOME INSPECTION SERVICES LLC

CONDENSED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended		Nine Months Ended
	Aug 31, 2025	Aug 31, 2024	Aug 31, 2025	Aug 31, 2024

Revenue	$ 475	$ 0	$ 5,462	$ 673
Cost of sales - purchase of material	0	0	2,302	23
Gross profit	475	0	3,160	650

Operating expenses
General and administrative	29	39	104	117
Total operating expenses	29	39	104	117

Net income (loss)	$ 446	$ (39)	$ 3,056	$ 533

Net income (loss) per share - basic and diluted	$ 0.0446	$ (0.0039)	$ 0.3056	$ 0.0533
Weighted average shares outstanding	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

LIBERTY HOME INSPECTION SERVICES LLC

CONDENSED STATEMENTS OF MEMBER'S EQUITY

For the Nine Months Ended August 31, 2025 and 2024 (Unaudited)

	Shares	Common Stock	Additional Paid-in Capital	Retained Earnings	Total

Balance at November 30, 2023	0	0	0	3,707	3,707
Common stock issued	10,000	1,000	0	0	1,000
Net income	0	0	0	533	533
Balance at August 31, 2024	10,000	1,000	0	4,240	5,240

Balance at November 30, 2024	10,000	1,000	0	6,836	7,836
Net income	0	0	0	3,056	3,056
Distributions to member	0	0	0	(3,800)	(3,800)
Balance at August 31, 2025	10,000	1,000	0	6,092	7,092

The accompanying notes are an integral part of these financial statements.

LIBERTY HOME INSPECTION SERVICES LLC

CONDENSED STATEMENTS OF CASH FLOWS

For the Nine Months Ended August 31, 2025 and 2024 (Unaudited)

	Aug 31, 2025	Aug 31, 2024

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$ 3,056	$ 533
Changes in operating assets and liabilities:
Accounts receivable	3,873	162
Sales tax payable	(313)	0
Net cash provided by operating activities	6,616	695

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to member	(3,800)	0
Proceeds from issuance of common stock	0	1,000
Proceeds (repayment) from related party, net	(2,754)	(1,701)
Net cash provided by (used in) financing activities	(6,554)	(701)

Net increase (decrease) in cash	62	(6)
Cash at beginning of period	0	28
Cash at end of period	$ 62	$ 22

Supplemental disclosures of cash flow information:
Cash paid for interest	$ 0	$ 0
Cash paid for income taxes	$ 0	$ 0

The accompanying notes are an integral part of these financial statements.

LIBERTY HOME INSPECTION SERVICES LLC

NOTES TO CONDENSED FINANCIAL STATEMENTS

August 31, 2025 (Unaudited)

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization. Liberty Home Inspection Services LLC (the “Company” or “LHIS”) is a limited liability company organized under the laws of the State of Washington on August 6, 2019. The Company provides residential home inspection and related home services (including inspection and repair and maintenance work) in Washington State. On August 31, 2025, all of the membership interests in the Company were acquired by BestGofer Inc. (“BestGofer”) in exchange for 20,000 shares of BestGofer common stock, and the Company became a wholly owned subsidiary of BestGofer. These standalone financial statements present the entire Company for the periods through the acquisition date and have been prepared in connection with BestGofer’s reporting of the acquisition under the rules of the U.S. Securities and Exchange Commission.

Basis of presentation. The accompanying condensed financial statements have been prepared by the Company without audit. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair statement of the results for the interim periods presented have been included. The results of operations for the interim periods are not necessarily indicative of the results to be expected for a full year. Certain information and note disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) have been condensed or omitted.

Going concern. Under ASC 205-40, management has evaluated the Company’s ability to continue as a going concern within one year after the date these financial statements are available to be issued. On August 31, 2025, the Company became a wholly owned subsidiary of BestGofer Inc., and its ability to continue as a going concern is dependent on the financial support of the combined entity, which has disclosed substantial doubt about its ability to continue as a going concern. Accordingly, substantial doubt exists. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Use of estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash. Cash consists of amounts held in a business checking account. The Company had no cash equivalents during the periods presented.

Revenue recognition. The Company recognizes revenue in accordance with ASC 606, Revenue from Contracts with Customers. Inspection revenue is recognized at the point in time the inspection service is performed and the related report is delivered to the customer. Amounts billed to customers for inspection-related materials are recognized as revenue, with the related cost recorded in cost of sales.

Income taxes. The Company is a single-member limited liability company treated as a disregarded entity for U.S. federal income tax purposes. Accordingly, the Company is not subject to federal income tax at the entity level, and no provision for federal income tax has been recorded. Taxable income or loss of the Company is reported by its member.

NOTE B - RELATED PARTY TRANSACTIONS

Prior to the August 31, 2025 acquisition, the Company was wholly owned by its founder (the “Member”), who also performed the Company’s inspection services. Amounts advanced to, or funded by, the Member are recorded as “Due from related party.” The balance due from the Member was $7,890 at August 31, 2025 and $5,136 at November 30, 2024. During the nine months ended August 31, 2025, net advances to the Member were $2,754. These amounts are non-interest-bearing, unsecured, and due on demand.

During the nine months ended August 31, 2025, the Company made cash distributions to the Member of $3,800. From time to time the Member also deposited personal funds into the Company’s bank account; such amounts are not revenue and are reflected within the related-party balance and equity, as applicable.

NOTE C - MEMBER’S EQUITY

The Company is a Washington limited liability company and does not have capital stock or par value in the legal sense. For presentation consistent with its parent, the sole member’s interest is presented as 10,000 common shares issued and outstanding, with a stated value of $1,000, for all periods presented. There were no changes in the number of outstanding interests during the nine months ended August 31, 2025.

NOTE D - INCOME TAXES

The Company is a single-member limited liability company and is treated as a disregarded entity for U.S. federal income tax purposes. As a result, the Company does not record an entity-level income tax provision, and there are no deferred tax assets or liabilities recorded in these financial statements. Income or loss of the Company is included in the tax return of its member.

NOTE E - BUSINESS COMBINATION

On August 31, 2025, BestGofer Inc. acquired 100% of the membership interests in the Company in exchange for 20,000 shares of BestGofer common stock. Following the acquisition, the Company is a wholly owned subsidiary of BestGofer and its results are included in BestGofer’s consolidated financial statements. These standalone financial statements present the Company’s historical results through the acquisition date.

NOTE F - SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date these financial statements were available to be issued and determined that there are no subsequent events requiring recognition or disclosure in these financial statements, other than the acquisition described in Note E.